Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.

SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of NorAm Capital Holdings, Inc. (“Registrant”) for the annual period ended September 30, 2007 as filed with the Securities and Exchange Commission on the date hereof (“Report”), I, Daniel M. Cofall, Executive Vice President and Chief Financial Officer, hereby certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	This Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly represents, in all material respects, the financial condition and results of operation of the Registrant.

Date: December 28, 2007	By:	/s/ Daniel M. Cofall
Daniel M. Cofall Executive Vice President and Chief Financial Officer